SCHEDULE 13G


ISSUER: Carrizo Oil & Gas, Inc.                             CUSIP NO.: 144577103



                                  EXHIBIT 2(a)


ITEM 2.  IDENTITY AND BACKGROUND.

         This statement is being filed by J.P. Morgan Partners (23A SBIC), LLC, (formerly known as CB Capital Investors, LLC), a Delaware limited liability company (hereinafter referred to as "JPMP (23A SBIC)"), whose principal business office is located at 1221 Avenue of the Americas, New York, New York 10020. JPMP (23A SBIC) is engaged in the venture capital and leveraged buyout business. The Managing Member of JPMP (23A SBIC) is J.P. Morgan Partners (23A SBIC Manager), Inc. (formerly known as CB Capital Investors, Inc.), a Delaware corporation (hereinafter referred to as "JPMP (23A Manager)"), whose principal business office is located at the same address as JPMP (23A SBIC). JPMP (23A Manager) is also engaged in the venture capital and leveraged buyout business. Set forth in Schedule A hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of JPMP (23A Manager).

         JPMP (23A Manager) is a wholly owned subsidiary of The Chase Manhattan Bank, a New York corporation (hereinafter referred to as "Chase Bank") which is engaged in the commercial banking business with its principal office located at 270 Park Avenue, New York, New York 10017. Set forth in Schedule B hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of Chase Bank.

         Chase Bank is a wholly owned subsidiary of J.P. Morgan Chase & Co. (formerly known as The Chase Manhattan Corporation), a Delaware corporation (hereinafter referred to as "JP Morgan Chase") which is engaged (primarily through subsidiaries) in the commercial banking business with its principal office located at 270 Park Avenue, New York, New York 10017. Set forth in Schedule C hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of JP Morgan Chase.








SEC 1745 (3-98)

                                  SCHEDULE 13G


ISSUER: Carrizo Oil & Gas, Inc.                             CUSIP NO.: 144577103



                                                                      SCHEDULE A


                  J.P. MORGAN PARTNERS (SBIC 23A MANAGER), INC.

                              EXECUTIVE OFFICERS(1)

President                                                  Jeffrey C. Walker*
Executive Vice President                                   Mitchell J. Blutt, M.D.*
Executive Vice President                                   Arnold L. Chavkin*
Executive Vice President                                   John M.B. O'Connor*
Managing Director                                          Dr. Dana Beth Ardi
Managing Director                                          Christopher C. Behrens*
Managing Director                                          Julie Casella-Esposito*
Managing Director                                          Rodney A. Ferguson*
Managing Director                                          Cornell P. French*
Managing Director                                          Michael R. Hannon*
Managing Director                                          Alfredo Irigoin*
Managing Director                                          Andrew Kahn*
Managing Director                                          Jonathan R. Lynch*
Managing Director                                          Stephen P. Murray*
Managing Director                                          Timothy Purcell*
Managing Director                                          Faith Rosenfeld*
Managing Director                                          Shahan D. Soghikian*
Managing Director                                          Timothy J. Walsh*
Managing Director                                          Richard D. Waters, Jr.*
Managing Director                                          Damion E. Wicker, M.D.*
Managing Director                                          Eric R. Wilkinson*
Senior Vice President and Assistant Secretary              James Hutter*
Senior Vice President and Assistant Secretary              Mounir Nahas*
Senior Vice President, Treasurer and Assistant Secretary   Elisa R. Stein*
Vice President and Assistant Secretary                     Richard Madsen*
Vice President and Assistant Secretary                     Puneet Gulati*
Vice President and Assistant Secretary                     Thomas Szymoniak*
Vice President and Assistant Secretary                     Scott Kraemer*
Secretary                                                  Anthony J. Horan**
Assistant Secretary                                        Robert C. Caroll**
Assistant Secretary                                        Denise G. Connors**
Assistant Secretary                                        Euisun Lisa Lee**
Assistant Secretary                                        Timothy Samson**






--------
(1) Each of whom is a United States citizen except for Messrs. Britts, Irigoin, and Soghikian.

* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.



SEC 1745 (3-98)

                                  SCHEDULE 13G


ISSUER: Carrizo Oil & Gas, Inc.                             CUSIP NO.: 144577103



                                  DIRECTORS(1)

                               Jeffrey C. Walker*

















--------
(1) Each of whom is a United States citizen except for Messrs. Irigoin, and Soghikian.

* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.



SEC 1745 (3-98)

                                  SCHEDULE 13G


ISSUER: Carrizo Oil & Gas, Inc.                             CUSIP NO.: 144577103


                                                                      SCHEDULE B


                            THE CHASE MANHATTAN BANK

                              EXECUTIVE OFFICERS(1)

Chairman of the Board and Chief Executive Officer                      William B. Harrison Jr.*
Vice Chairman                                                          David A. Coulter*

Vice Chairman; Chairman, Investment Bank                               Walter A. Gubert*
Vice Chairman                                                          Thomas B. Ketchum*

Vice Chairman; Co-Chief Executive Officer, Investment Bank             Donald H. Layton*
Vice Chairman                                                          James B. Lee Jr.*

Vice Chairman; Head of Finance, Risk Management and Administration     Marc J. Shapiro*
Vice Chairman                                                          Jeffrey C. Walker**
Managing Director; Head of Credit Risk Policy                          Suzanne Hammett*
Executive Vice President; General Auditor                              William J. Moran*
Chief Financial Officer                                                Dina Dublon*
General Counsel                                                        William H. McDavid*
Director of Human Resources                                            John J. Farrell*
Director of Corporate Marketing and Communications                     Frederick W. Hill*
Executive Vice President; Head of Market Risk Management               Lesley Daniels Webster*
Managing Director; Corporate Treasurer                                 David B. Edelson*

Corporate Secretary                                                    Anthony James Horan*
Senior Vice President; Chief Compliance Officer                        Gregory S. Meredith*
Controller                                                             Joseph L. Scalfani*
Assistant Corporate Secretary                                          James C. Berry*







----------
(1)  Each of whom is a United States citizen.

* Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

** Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York New York 10020.



SEC 1745 (3-98)

                                  SCHEDULE 13G


ISSUER: Carrizo Oil & Gas, Inc.                             CUSIP NO.: 144577103



                                  DIRECTORS(1)


                               PRINCIPAL OCCUPATION OR EMPLOYMENT;
 NAME                          BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
 Hans W. Becherer              Retired Chairman of the Board and
                               Chief Executive Officer
                               Deere & Company
                               One John Deere Place
                               Moline, IL 61265
--------------------------------------------------------------------------------
 Frank A. Bennack, Jr.         President and Chief Executive Officer
                               The Hearst Corporation
                               959 Eighth Avenue
                               New York, New York  10019
--------------------------------------------------------------------------------
 Lawrence A. Bossidy           Chairman of the Board
                               Honeywell International
                               P.O. Box 3000
                               Morristown, NJ 07962-2245
--------------------------------------------------------------------------------
Ellen V. Futter                President and Trustee
                               American Museum of Natural History
                               Central Park West at 79th Street
                               New York, NY 10024
--------------------------------------------------------------------------------
 William H. Gray, III          President and Chief Executive Officer
                               The College Fund/UNCF
                               9860 Willow Oaks Corporate Drive
                               P.O. Box 10444
                               Fairfax, Virginia  22031
--------------------------------------------------------------------------------
 William B. Harrison, Jr.      Chairman of the Board and Chief Executive Officer
                               J.P. Morgan Chase & Co.
                               270 Park Avenue, 8th Floor
                               New York, New York  10017-2070
--------------------------------------------------------------------------------
 Helene L. Kaplan              Of Counsel
                               Skadden, Arps, Slate, Meagher & Flom LLP
                               Four Times Square
                               New York, New York  10036
--------------------------------------------------------------------------------










----------
(1)  Each of whom is a United States citizen.

* Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

** Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York New York 10020.



SEC 1745 (3-98)

                                  SCHEDULE 13G


ISSUER: Carrizo Oil & Gas, Inc.                             CUSIP NO.: 144577103


                                                                      SCHEDULE C

                             J.P. MORGAN CHASE & CO.

                              EXECUTIVE OFFICERS(1)

Chairman of the Board and Chief Executive Officer                      William B. Harrison Jr.*
Vice Chairman                                                          David A. Coulter*
Vice Chairman                                                          Walter A. Gubert*
Vice Chairman                                                          Thomas B. Ketchum*
Vice Chairman                                                          Donald H. Layton*
Vice Chairman                                                          James B. Lee Jr. *
Vice Chairman                                                          Jeffrey C. Walker**
Vice Chairman; Head of Finance, Risk Management and Administration     Marc J. Shapiro*
Executive Officer                                                      Steven D. Black*
Executive Officer                                                      Donald H. McCree III*
Executive Officer                                                      James I. Staley*
Executive Officer                                                      Don M. Wilson*
Executive Officer                                                      William T. Winters*
Executive Vice President; General Auditor                              William J. Moran*
Executive Vice President; Chief Financial Officer                      Dina Dublon*
Executive Vice President; Head of Market Risk Management               Lesley Daniels Webster*
Chief Credit Officer                                                   Robert S. Strong*
Managing Director                                                      Paul W. Brandow*
Managing Director; Corporate Treasurer                                 David B. Edelson*
Managing Director; Head of Credit Risk Policy                          Suzanne Hammett*
Managing Director                                                      Louis M. Morrell*
Managing Director                                                      John Steinhardt*
Managing Director                                                      John Wilmet*
Managing Director                                                      Jorge V. Jasson*
General Counsel                                                        William H. McDavid*
Corporate Secretary                                                    Anthony James Horan*
Senior Vice President; Assistant General Counsel                       Ronald C. Mayer*
Senior Vice President; Chief Compliance Officer                        Gregory S. Meredith*
Director of Human Resources                                            John J. Farrell*
Director of Corporate Marketing and Communications                     Frederick W. Hill*
Controller                                                             Joseph L. Scalfani*
Assistant Corporate Secretary                                          James C. Berry*










----------
(1)  Each of whom is a United States citizen.

* Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

** Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York New York 10020.



SEC 1745 (3-98)

                                  SCHEDULE 13G


ISSUER: Carrizo Oil & Gas, Inc.                             CUSIP NO.: 144577103


                                  DIRECTORS(1)


                               PRINCIPAL OCCUPATION OR EMPLOYMENT;
 NAME                          BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
 Hans W. Becherer              Retired Chairman of the Board and
                               Chief Executive Officer
                               Deere & Company
                               One John Deere Place
                               Moline, IL 61265
--------------------------------------------------------------------------------
 Riley P. Bechtel              Chairman and Chief Executive Officer
                               Bechtel Group, Inc.
                               P.O. Box 193965
                               San Francisco, CA 94119-3965
--------------------------------------------------------------------------------
 Frank A. Bennack, Jr.         President and Chief Executive Officer
                               The Hearst Corporation
                               959 Eighth Avenue
                               New York, New York  10019
--------------------------------------------------------------------------------
 Lawrence A. Bossidy           Chairman of the Board
                               Honeywell International
                               P.O. Box 3000
                               Morristown, NJ 07962-2245
--------------------------------------------------------------------------------
 M. Anthony Burns              Chairman of the Board
                               Ryder System, Inc.
                               3600 N.W. 82nd Avenue
                               Miami, Florida 33166
--------------------------------------------------------------------------------
 H. Laurence Fuller            Retired Co-Chairman
                               BP Amoco p.l.c.
                               1111 Warrenville Road, Suite 25
                               Chicago, Illinois  60563
--------------------------------------------------------------------------------
Ellen V. Futter                President and Trustee
                               American Museum of Natural History
                               Central Park West at 79th Street
                               New York, NY 10024
--------------------------------------------------------------------------------
 William H. Gray, III          President and Chief Executive Officer
                               The College Fund/UNCF
                               9860 Willow Oaks Corporate Drive
                               P.O. Box 10444
                               Fairfax, Virginia  22031
--------------------------------------------------------------------------------
 William B. Harrison, Jr.      Chairman of the Board and Chief Executive Officer
                               J.P. Morgan Chase & Co.
                               270 Park Avenue, 8th Floor
                               New York, New York  10017-2070
--------------------------------------------------------------------------------
 Helene L. Kaplan              Of Counsel
                               Skadden, Arps, Slate, Meagher & Flom LLP
                               Four Times Square
                               New York, New York  10036
--------------------------------------------------------------------------------






----------
(1)  Each of whom is a United States citizen.

* Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

** Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York New York 10020.



SEC 1745 (3-98)

                                  SCHEDULE 13G


ISSUER: Carrizo Oil & Gas, Inc.                             CUSIP NO.: 144577103




                               PRINCIPAL OCCUPATION OR EMPLOYMENT;
 NAME                          BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
 Lee R. Raymond                Chairman of the Board and Chief Executive Officer
                               Exxon Mobil Corporation
                               5959 Las Colinas Boulevard
                               Irving, TX 75039-2298
--------------------------------------------------------------------------------
 John R. Stafford              Chairman of the Board
                               American Home Products Corporation
                               5 Giralda Farms
                               Madison, New Jersey  07940
--------------------------------------------------------------------------------
 Lloyd D. Ward                 Chief Executive Officer
                               U.S. Olympic Committee
                               One Olympic Plaza
                               Colorado Springs, CO  80909
--------------------------------------------------------------------------------


















SEC 1745 (3-98)